SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            --------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  March 25, 2003

                           NEWELL RUBBERMAID INC.
             (Exact Name of Registrant as Specified in Charter)

              Delaware                  1-9608           36-3514169
              --------                  ------           ----------
    (State or Other Jurisdiction     (Commission        (IRS Employer
          of Incorporation)          File Number)    Identification No.)

    29 East Stephenson Street, Freeport, Illinois       61032-0943
       (Address of Principal Executive Offices)         (Zip Code)

     Registrant's telephone number, including area code:  (815) 235-4171







   ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
             EXHIBITS

        (c)  Exhibits.

             Exhibit
             Number                   Description
             -------                  -----------

             99.1 Summary Annual Report of Newell Rubbermaid Inc. for the year ended December 31, 2002

   ITEM 9.   REGULATION FD DISCLOSURE

   The Registrant has begun to distribute copies of its Summary Annual Report for the year ended December 31, 2002. The Summary Annual Report will be mailed to the Registrant's stockholders along with the Registrant's 2003 Proxy Statement in connection with the Registrant's annual meeting of stockholders to be held May 7, 2003. The proxy statement will include the Registrant's audited financial statements for fiscal year 2002, Management's Discussion and Analysis of Results of Operations and Financial Condition and other related information.
   A copy of the Summary Annual Report is attached hereto as Exhibit 99.1 and incorporated herein by reference.







                                 SIGNATURES
                                 ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NEWELL RUBBERMAID INC.


   Date:     March 25, 2003           By:  /s/ Andrea L. Horne
                                           ------------------------------
                                           Andrea L. Horne

                                           Vice President - Corporate
                                           Development and Corporate
                                           Secretary







                                EXHIBIT INDEX
                                -------------

          Exhibit No.     Description
          -----------     -----------
          99.1            Summary Annual Report of Newell Rubbermaid Inc.
                          for the year ended December 31, 2002